U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): August 11, 2006


                           Berkeley Technology Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                    0-21874
                            (Commission File Number)

   Jersey (Channel Islands) U.K.                       Not applicable
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
        of Incorporation)

                                  Minden House
                                 6 Minden Place
                                   St. Helier
                                     Jersey
                                 Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)

                                       N/A
             (Former Name or Address, if Changed Since Last Report)

The following information is furnished pursuant to this
Item 7.01,"Regulation FD Disclosure" and Item 2.02, " Results of Operations and Financial Condition."

FOR IMMEDIATE RELEASE                                            August 11, 2006

                           Berkeley Technology Limited
                                Financial Results
                              For the Quarter Ended
                                  June 30, 2006

London, August 11, 2006 - Berkeley Technology Limited (OTCBB: BKLYY.PK,  London:
BEK.L) (the "Company") is an international venture capital and consulting firm, primarily in the telecommunications and medical industries. The Company represents Silicon Valley telecommunications equipment companies in dealing with large incumbent European and Japanese telecommunications companies. Its objective is to use consulting revenues to finance the development of large telecommunications company relationships, which will eventually lead to equity based transactions, with fees or direct investment opportunities for the Company. There is also the possibility of new venture funds raised in partnership with international sources of capital leading to management fees and carried interests.

The Company today reported financial results for its fiscal quarter ended June 30, 2006. The Company's consolidated net loss, computed in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") for the second quarter of 2006, was $2.0 million, or $0.04 per diluted share and $0.40 per diluted ADR, compared with a net loss of $0.7 million, or $0.01 per diluted share and $0.13 per diluted ADR, for the same period in 2005. For the second quarter of 2006, the Company's consolidated loss from continuing operations was $1.0 million, or $0.02 per diluted share and $0.20 cents per diluted ADR.

For the six months ended June 30, 2006, the Company's consolidated net loss was $2.7 million, or $0.05 per diluted share and $0.54 per diluted ADR, compared with a net loss of $1.8 million, or $0.04 per diluted share and $0.36 per diluted ADR, for the same period in 2005. For the six months ended June 30, 2006, the Company's consolidated loss from continuing operations was $1.7 million, or $0.03 per diluted share and $0.34 per diluted ADR.

An increase in operating expenses of $0.3 million contributed toward the higher net loss from continuing operations for the quarter. This increase was due primarily to a one-off charge associated with the sublease of the Jersey office. The impact of stock market volatility on the Company's results has been negligible following the sale of most of its common stock holdings during 2004 and early in 2005. Net investment losses totaled $33,000 in the second quarter of 2006, compared to net investment gains of $12,000 in the second quarter of 2005. London Pacific Assurance Limited ("LPAL"), the Company's Jersey, Channel Islands based insurance company, continued to serve its policyholders; however, no new policies are currently being sold. Policyholder liabilities for LPAL fell during the second quarter of 2006 by $1.9 million to $9.2 million primarily due to maturing policies. As of June 30, 2006, LPAL's corporate bonds, cash and accrued interest totaled $19.2 million.

As disclosed in the Company's August 10, 2006 press release, on August 9, 2006, the Company (and certain of its subsidiaries) reached a settlement with SunGard Data Systems Inc. and certain of its subsidiaries (collectively, "SunGard") on all outstanding litigation. The Company and SunGard will dismiss all lawsuits against the other and both parties have entered into a mutual general release. Under the terms of the settlement, the Company will forego the $1.0 million escrow account, including accrued interest on the account. As such, the Company has written off the $1.0 million of cash held in escrow as of June 30, 2006 and this has been reflected in the consolidated statement of operations for the second quarter of 2006 as a loss on discontinued operations. While we continue to believe that SunGard's claims against us have no merit, the prospect of significantly escalating legal costs and a probable long horizon (including any appeals) to resolution of our claims against SunGard caused us to conclude that settlement on the terms agreed was in the Company's best interests.


                                      *****


Statements contained herein which are not historical facts are forward-looking statements that involve a number of risks and uncertainties that could cause the actual results of the future events described in such forward-looking statements to differ materially from those anticipated in such forward-looking statements. Factors that could cause or contribute to deviations from the forward-looking statements include, but are not limited to, (i) variations in demand for the Company's products and services, (ii) the success of the Company's new products and services, (iii) significant changes in net cash flows in or out of the Company's businesses, (iv) fluctuations in the performance of debt and equity markets worldwide, (v) the enactment of adverse state, federal or foreign regulation or changes in government policy or regulation (including accounting standards) affecting the Company's operations, (vi) the effect of economic conditions and interest rates in the U.S., the U.K. or internationally, (vii) the ability of the Company's subsidiaries to compete in their respective businesses, (viii) the ability of the Company to attract and retain key personnel, and (ix) actions by governmental authorities that regulate the Company's businesses, including insurance commissions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.



Please address any inquiries to:

Ian Whitehead                     Jersey                          (0)1534 607700
Chief Financial Officer
Berkeley Technology Limited


Form 10-Q for the quarter ended June 30, 2006
A copy of the above document will be submitted to the U.K. Listing Authority and will be shortly available for inspection at the U.K. Listing Authority's Document Viewing Facility, which is situated at:

Financial Services Authority
25 The North Colonnade
Canary Wharf
London
E14 5HS

Tel: 020 7676 1000

Berkeley Technology Limited
Condensed Consolidated Statements of Operations
Under U.S. GAAP (unaudited)
In thousands, except per share and ADR amounts

                                                        Three Months Ended          Six Months Ended
                                                             June 30,                   June 30,
                                                     ...................................................
                                                           2006          2005         2006          2005
                                                     ..........    ..........   ..........    ..........
 Revenues:
 Investment income                                      $   284       $   405      $   638       $   802
 Insurance policy charges                                     2             3            2             3
 Consulting and other fee income                            160           181          314           324
 Net realized investment losses                               -             -            -           (43)
 Change in net unrealized investment gains and
   losses on trading securities                             (33)           12           24           (10)
                                                     ..........    ..........   ..........    ..........
                                                            413           601          978         1,076
 Expenses:
 Amounts credited on insurance policyholder
   accounts                                                 137           267          307           557
 Operating expenses                                       1,294         1,008        2,410         2,347
 Interest expense                                             -             3            -             3
                                                     ..........    ..........   ..........    ..........
                                                          1,431         1,278        2,717         2,907
                                                     ..........    ..........   ..........    ..........
 Loss from continuing operations before
   income tax expense                                    (1,018)         (677)      (1,739)       (1,831)

 Income tax expense                                           -             -            5             5
                                                     ..........    ..........   ..........    ..........
 Loss from continuing operations                         (1,018)         (677)      (1,744)       (1,836)

 Discontinued operations:
 Loss on disposal of discontinued operations,
    net of income tax expense (benefit) of $0            (1,000)            -       (1,000)            -
                                                     ..........    ..........   ..........    ..........
 Loss on discontinued operations                         (1,000)            -       (1,000)            -
                                                     ..........    ..........   ..........    ..........
 Net loss                                             $  (2,018)     $   (677)    $ (2,744)     $ (1,836)
                                                     ..........    ..........   ..........    ..........
                                                     ..........    ..........   ..........    ..........




 Basic and diluted loss per share:
 Continuing operations                                 $  (0.02)     $  (0.01)    $  (0.03)     $  (0.04)
 Discontinued operations                                  (0.02)           -         (0.02)           -
                                                     ..........    ..........   ..........    ..........
                                                       $  (0.04)     $  (0.01)    $  (0.05)       $(0.04)
                                                     ..........    ..........   ..........    ..........
                                                     ..........    ..........   ..........    ..........

 Basic and diluted loss per ADR:
 Continuing operations                                 $  (0.20)     $  (0.13)    $  (0.34)     $  (0.36)
 Discontinued operations                                  (0.20)            -        (0.20)            -
                                                     ..........    ..........   ..........    ..........
                                                       $  (0.40)     $  (0.13)    $  (0.54)     $  (0.36)
                                                     ..........    ..........   ..........    ..........
                                                     ..........    ..........   ..........    ..........


Berkeley Technology Limited
Condensed Consolidated Balance Sheets
Under U.S. GAAP (unaudited)
In thousands, except share amounts

                                                                                  June 30,  December 31,
                                                                                      2006          2005
                                                                                ..........   ...........
                                ASSETS

Investments (principally of life insurance subsidiary):
  Fixed maturities:
    Available-for-sale, at fair value (amortized cost: $14,619 and $13,809
      as of June 30, 2006 and December 31, 2005, respectively)                  $   14,582    $   13,829
    Held-to-maturity, at amortized cost (fair value: $3,008 and $6,982
      as of June 30, 2006 and December 31, 2005, respectively)                       3,025         7,011
  Equity securities:
    Trading, at fair value (cost: $3 and $102 as of June 30, 2006
      and December 31, 2005, respectively)                                               9            84
    Available-for-sale, at estimated fair value (cost: $850 as of
      June 30, 2006 and December 31, 2005)                                             850           850
                                                                                ..........    ..........
Total investments                                                                   18,466(1)     21,774

Cash and cash equivalents                                                            7,705(1)     10,039
Cash held in escrow                                                                      -         1,027
Accrued investment income                                                              279           609
Other assets                                                                           406           354
                                                                                ..........    ..........
Total assets                                                                    $   26,856    $   33,803
                                                                                ..........    ..........
                                                                                ..........    ..........

                  LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Life insurance policy liabilities                                               $    9,230    $   13,573
Accounts payable and accruals                                                          791           627
                                                                                ..........    ..........
Total liabilities                                                                   10,021        14,200
                                                                                ..........    ..........
Commitments and contingencies

Shareholders' equity:
Ordinary shares, $0.05 par value per share: 86,400,000 shares authorized;
  64,439,073 shares issued and outstanding as of June 30, 2006
  and December 31, 2005                                                              3,222         3,222
Additional paid-in capital                                                          67,707        67,660
Retained earnings                                                                    8,938        11,682
Employee benefit trusts, at cost (13,522,381 shares as of
  June 30, 2006 and December 31, 2005)                                             (62,598)      (62,598)
Accumulated other comprehensive loss                                                  (434)         (363)
                                                                                ..........    ..........
Total shareholders' equity                                                          16,835        19,603
                                                                                ..........    ..........
Total liabilities and shareholders' equity                                      $   26,856    $   33,803
                                                                                ..........    ..........
                                                                                ..........    ..........

(1) Includes $15,426 of investments and $4,401 of cash and cash equivalents in the Company's insurance subsidiary (LPAL)
    which are not currently available to fund the operations or commitments of the Company or its other subsidiaries.

Berkeley Technology Limited
Condensed Consolidated Statements of Cash Flows
Under U.S. GAAP (unaudited)
In thousands

                                                                                    Six Months Ended
                                                                                        June 30,
                                                                                ........................
                                                                                      2006          2005
                                                                                ..........    ..........

Net cash provided by (used in) operating activities                             $     (544)   $       63

Cash flows from investing activities:
Purchases of held-to-maturity fixed maturity securities                             (3,035)       (8,510)
Purchases of available-for-sale fixed maturity securities                           (9,082)       (5,121)
Proceeds from maturity of held-to-maturity fixed maturity securities                 7,000           850
Proceeds from sale and maturity of available-for-sale fixed maturity
  securities                                                                         8,701         6,546
                                                                                ..........    ..........
Net cash provided by (used in) investing activities                                  3,584        (6,235)
                                                                                ..........    ..........
Cash flows from financing activities:
Insurance policyholder benefits paid                                                (5,603)       (3,317)
Proceeds from disposal of shares by the employee benefit trusts                          -            18
                                                                                ..........    ..........
Net cash used in financing activities                                               (5,603)       (3,299)
                                                                                ..........    ..........
Net decrease in cash and cash equivalents                                           (2,563)       (9,471)
Cash and cash equivalents at beginning of period                                    10,039        19,495
Foreign currency translation adjustment                                                229          (276)
                                                                                ..........    ..........
Cash and cash equivalents at end of period  (1)                                 $    7,705    $    9,748
                                                                                ..........    ..........
                                                                                ..........    ..........

(1)  The amount for June 30, 2006 includes $4,401 in the Company's insurance subsidiary (LPAL) which is not currently available to fund the operations or commitments of the Company or its other subsidiaries.